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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)  October 29, 1996
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                             First Pacific Networks, Inc.
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                  (Exact name of registrant as specified in charter)


    Delaware                      0-20238                  77-074188
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(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                File Number)             Identification No.)


    871 Fox Lane, San Jose, California                                    95131
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(Address of principal executive offices)                              (Zip Code)


    Registrant's telephone number, including area code   (408) 943-7600
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            (Former name or former address, if changed since last report)











              This Current Report, including exhibits, contains 6 pages.
                       The Exhibit Index is located on page 4.


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ITEM 5.  OTHER EVENTS.

    On October 29, 1996, First Pacific Networks, Inc. (the "Company") issued a press release reporting the resignation of Craig J. Brunet as a Director and Chairman of the Board of the Company and reporting the appointment of Paul C. O'Brien as Chairman of the Board of Directors of the Company. A copy of such press release is attached hereto as EXHIBIT 99.1 and is incorporated herein by reference.



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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST PACIFIC NETWORKS, INC.



Date:  October 31, 1996           By:/s/ Kenneth W. Schneider
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                                      Kenneth W. Schneider
                                      Chief Financial Officer and
                                      Corporate Secretary


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                                    EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release dated October 29, 1996




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